FOURTH AMENDMENT TO
                     THE NATIONSBANK RETIREMENT SAVINGS PLAN

                     (as restated effective January 1, 1993)


         THIS INSTRUMENT is executed as of the 31st day of December, 1995 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";
                              Statement of Purpose
         The NationsBank Retirement Savings Plan (the "Plan") was amended and restated effective January 1, 1993 by Instrument dated December 31, 1992 and further amended by Instruments dated December 31, 1993, December 31, 1994 and August 1, 1995. By this Instrument, NationsBank is amending the Plan to modify the definition of compensation and to reflect the merger of certain defined contribution plans into the Plan and other matters related to plan mergers, corporate acquisitions and dispositions. These amendments have been authorized by the Compensation Committee of the Board of Directors of NationsBank, which Compensation Committee has the authority to amend the Plan on behalf of all Participating Employers.
         NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, as subsequently amended, is amended as follows:
         Section 2.1(c)(18) of the Plan is amended effective as of January 1, 1996 to read as follows:
                  "(18) Compensation of a Participant for a particular period of time means the base salary or base wages payable by the Participating Employers to the Participant for employment with the Participating Employers during such period prior to (i) any salary or wage reduction pursuant to Article IV of the Plan or (ii) any salary or wage reduction pursuant to the Group Benefits Plan. Compensation shall not include:

                  (A) any amount excluded by Section 5.6 of the Plan (regarding the Code Section 401(a)(17) limitation on compensation);

                  (B) any bonuses (contractual, discretionary or otherwise), awards, overtime pay, shift premium, incentive compensation of any kind whatsoever, or other extra or special remuneration of any kind, except to the extent otherwise provided in the last paragraph of this Section 2.1(c)(18);

                  (C) any deferred compensation pursuant to the Plan or any other agreement or arrangement between a Participating Employer and the Participant, including any deferrals of base salary or wages pursuant to any nonqualified deferred compensation plan;

                  (D) any sums paid by a Participating Employer (i) on account of any health, welfare or group insurance benefits (exclusive of sick pay), including dependent care assistance, or (ii) on account of reimbursement of relocation expenses, regardless of whether such sums are taxable income to the Participant; provided, however, this subparagraph (D) shall not exclude from Compensation any sums paid by a Participating Employer that are attributable to base salary or wage reductions under the Group Benefits Plan;

                  (E) any severance, vacation or similar benefits paid in a lump sum; or

                  (F) any compensation pursuant to any other employee benefit plan, including without limitation, any sums elected to be received in cash pursuant to any such plan.

         Notwithstanding subparagraph (B) above, a Participant's Compensation shall include, in addition to base salary or wages, fifty percent (50%) of the commissions payable to the Participant if:

                  (X) the Participant's remuneration from the Participating Employers is based solely on commissions earned by the Participant and the Participant's base salary is deducted from the commissions earned by and payable to the Participant;

                  (Y) the Participant is employed in a position which directly supervises Participant(s) described in subparagraph (X) above and some or all of the Participant's remuneration from the Participating Employers is based on override commissions from the production of the supervised Participant(s); or

                  (Z) the Participant is employed in a position which directly supervises Participant(s) described in subparagraph (X) above and some or all of the Participant's remuneration from the Participating Employers is based on commissions resulting from the Participant's personal production."

         2. Section 7.4(a)(i) of the Plan is amended effective as of October 1, 1995 to read as follows:

                   "(i) Basic Form. Except as otherwise provided in Section 7.2(d)(2) of the Plan (requiring Financial Hardship Distributions to be made in cash) or Article XVI or Article XVIII (regarding prior methods of payments under certain merged defined contribution plans), the method of Distribution shall be a single lump sum consisting of cash and/or shares of NationsBank Common Stock as hereinafter provided."

         3. The following Section 16.16 is added to the Plan effective as of January 1, 1995:

                  "SECTION 16.16.   DIVESTITURES

                  (a) General. From time to time, certain banking centers and other business units of the Participating Employers are sold to unrelated third parties, and as a result certain Participants employed at such banking centers and other business units (the "Affected Participants") terminate their employment with the Participating Employers. Schedule 16.16 attached to the Plan lists (i) the banking centers and other business units that have been sold which are subject to this Section, (ii) the names of the various purchasers and (iii) the effective dates of such sales. Schedule 16.16 shall be updated from time to time by the Participating Employers to reflect additional sales that are subject to this Section. The provisions of this Section shall be effective with respect to a particular group of Affected Participants as of the applicable effective date set forth on Schedule
         16.16 (a "Termination Date"). Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 16.16 shall control with respect to the Affected Participants.

                   (b) Pre-Tax Employee Contributions. No Pre-Tax Employee Contributions shall be made for an Affected Participant with respect to any payroll periods that begin after the Termination Date applicable to such Affected Participant.

                  (c) Matching Contribution Accounts of Affected Participants. The Matching Contribution Account of an Affected Participant shall be fully vested and nonforfeitable as of the Termination Date applicable to such Affected Participant. Schedule 16.16 shall indicate for each divestiture subject to this Section whether the applicable Affected Participants shall be eligible to receive a Matching Contribution for the Plan Year in which the applicable Termination Date occurs. For the divestitures in which the applicable Affected Participants are eligible for a Matching Contribution and solely for purposes of determining the amount and form (i.e., cash or stock) of such Matching Contributions, each such Affected Participant shall be treated as if he or she had Retired as of the applicable Termination Date and shall therefore be allocated a Matching Contribution for the Plan Year in which such Termination Date occurs consistent with the provisions of Article V of the Plan.

                   (d) Transfer of Accounts. If indicated on Schedule 16.16 with respect to a divestiture, the Accounts of each applicable Affected Participant shall be transferred in a trustee-to-trustee transfer to the tax-qualified plan maintained by the applicable purchaser."

         4. The following 16.17 is added to the Plan effective as of April 1, 1995:

         "SECTION 16.17. CERTAIN FORMER EMPLOYEES OF PEROT SYSTEMS CORPORATION.

                  (a) General. NationsBanc Services, Inc., which is a Participating Employer ("NBSI"), and Perot Systems Corporation ("PSC") entered into an Agreement dated April 1, 1995 modifying the business relationships between them (the "April 1, 1995 PSC Agreement"). The April 1, 1995 PSC Agreement contemplates that certain PSC employees, referred to in the April 1, 1995 PSC Agreement as "Transferred Employees," will become employees of NBSI during 1995 and 1996 ("Transferred PSC Employees").

                  Certain Transferred PSC Employees will have participated in the Perot Systems Corporation Retirement Savings Plan (the "PSC Plan") during their PSC employment. The April 1, 1995 PSC Agreement also provides for the transfer to the Plan of the PSC Plan assets representing the PSC Plan accounts of certain Transferred PSC Employees.

         (b)      Accounts Related to Participation in the PSC Plan.

                  (1) Establishment of Accounts. Whenever PSC Plan assets representing a Transferred PSC Employee's PSC Plan accounts are transferred to the Plan pursuant to the April 1, 1995 PSC Agreement, the transferred assets shall be credited as of the date of transfer to existing or new Plan accounts for the Transferred PSC Employee as follows:

                           (i) Accounts for Salary Reduction Contributions. Any
                  transferred assets representing the Transferred PSC Employee's interest in "Salary Reduction Contributions" under the PSC Plan (or contributions of the same type under its predecessor of transferor plans) shall be credited to the Transferred PSC Employee's Pre-Tax Employee Contribution Account under the Plan.

                           (ii) Creation of Former PSC Plan Accounts. Any
                  transferred assets representing the Transferred PSC Employee's interest in other contributions under the PSC Plan (or its predecessor or transferor plans) shall be credited to one or more Accounts established under the Plan for such purpose ("Former PSC Plan Accounts"). The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

         The Committee may from time to time combine a Participant's Former PSC Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. Except for promissory notes evidencing Participant loans (see the next paragraph), the Accounts representing a Participant's interest in the PSC Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  (3) Investment in Participant Loans. If PSC Plan assets transferred to the Plan pursuant to the April 1, 1995 PSC Agreement include a Transferred PSC Employee's promissory note representing an outstanding loan made under the PSC Plan (or its predecessor or transferor plans), the promissory note shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Transferred PSC Employee's Account(s) that correspond to the Transferred PSC Employee's PSC Plan account(s) that were invested in such note. The Investment Trustee shall become the successor lender with respect to such "earmarked" loan for all purposes, and the transfer of the promissory note from the PSC Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan.

                  (c) Active Participation in the Plan. The following rules apply for purposes of determining when a Transferred PSC Employee becomes a Participant in the Plan on or after the date on which he or she becomes an Employee of NBSI as a Transferred PSC Employee (the Transferred PSC Employee's "NBSI Employment Date"):

                           (i) Eligible on NBSI Employment Date. If the
                  Transferred PSC Employee is a Covered Employee on the NBSI Employment Date and has satisfied the eligibility requirements of Section 3.2(c) of the Plan by then, the Transferred PSC Employee shall become a Participant on the NBSI Employment Date.

                           (ii) Other Situations. If the Transferred PSC
                  Employee does not become a Participant on the NBSI Employment Date as provided immediately above, the Transferred PSC Employee shall become a Participant when and as provided in
                  Section 3.2(c) of the Plan. If, however, one or more Accounts are established for the Transferred PSC Employee pursuant to
                  Section 16.17(b)(1) of the Plan because of assets transferred from the PSC Plan, the Transferred PSC Employee shall become a Participant on the NBSI Employment Date for purposes of the investment, administration and distribution of those Account(s) in accordance with the provisions of the Plan, but the Transferred PSC Employee shall not be entitled to otherwise participate in the Plan unless and until he or she satisfies the requirements of Section 3.2(c) of the Plan.

                           (iii) Eligibility Service. For purposes of Section
                  3.2(c), the Transferred PSC Employee's Periods of Service and Qualifying Periods of Severance shall include the following: the Transferred PSC Employee shall be credited with Months of Service for time prior to the Transferred PSC Employee's NBSI Employment Date determined as if PSC had been a Participating Employer in the Plan.

                  (d)      Vesting in Former PSC Plan Accounts; Vesting Service.

                  (1) Former PSC Plan Accounts. A Transferred PSC Employee's Former PSC Plan Accounts shall be fully Vested and nonforfeitable.

                  (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who is a Transferred PSC Employee, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.17, except that the person shall be credited (without duplication) with Months of Service for the person's employment with PSC determined as if PSC had been a Participating Employer in the Plan.

                  (e) Distribution of Accounts. While a Transferred PSC Employee is in Service, Distributions to the Transferred PSC Employee from the Transferred PSC Employee's Former PSC Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the PSC Plan had remained in effect.

                  Following separation from Service of a Transferred PSC Employee who has any Former PSC Plan Accounts, Distributions from the Transferred PSC Employee's Accounts (including Accounts that are not Former PSC Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Transferred PSC Employee's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), as provided in
         Article XVIII of the Plan. The Committee shall establish the procedures by which Transferred PSC Employees and Beneficiaries may make their related payment elections."

         5. The following Section 16.18 is added to the Plan effective as of June 30, 1995.

                  "SECTION 16.18. CERTAIN FORMER EMPLOYEES OF THE NNW UTILITY FUNDING COMPANIES. Pursuant to a Purchase Agreement dated June 8, 1995, NationsBanc Leasing Corporation of North Carolina, which is a Participating Employer ("NBLC-NC"), acquired NNW Utility Funding I, Inc. and NNW Utility Funding II, Inc. on June 30, 1995. The June 8, 1995 Purchase Agreement contemplates that certain employees of the acquired companies or their affiliates, referred to in the Purchase Agreement and this Section 16.18 as "Transferred Employees," will become employees of NBLC-NC during 1995. For purposes of (i) determining when a Transferred Employee becomes a Participant in the Plan (after becoming a Covered Employee of NBLC-NC) and (ii) determining the Transferred Employee's Vesting Service, the Transferred Employee shall be credited with the service that was credited to the Transferred Employee for eligibility and vesting purposes under the NNW, Inc. 401(k) Plan on the effective date of the Transferred Employee's employment with NBLC-NC."

         6. The following Sections 16.19 through Section 16.21 are added to the Plan effective as of December 31, 1995:

                  SECTION 16.19.    MERGER OF THE INTERCONTINENTAL PLAN.

                  (a) Merger of the Intercontinental Plan. NationsBank acquired Intercontinental Bank on December 13, 1995 (the "Intercontinental Acquisition Date"). At the time of the acquisition, Intercontinental Bank sponsored the Intercontinental Bank Retirement Plan (the "Intercontinental Plan"), which has continued in existence since then.

                  The Intercontinental Plan shall merge with and into the Plan effective as of the close of business on December 31, 1995. In connection therewith and
         effective   as  of  that  time,   (i)  the  Trust  under  the
         Intercontinental Plan shall merge with and into the Investment Trust for the Plan and (ii) the assets of the Trust under the Intercontinental Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the Intercontinental Plan on December 31, 1995 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after January 1, 1996 pursuant to Article XII of the Plan.

                  (b) Accounts Related to Participation in the Intercontinental Plan.

                  (1) Establishment of Accounts. Effective as of January 1, 1996, the accounts being maintained for participants in the Intercontinental Plan on December 31, 1995 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                           (i) Accounts for Salary Deferral Contributions. The
                  account maintained under the Intercontinental Plan for a Participant who participated in the Intercontinental Plan representing the Participant's interest in the Participant's "Salary Deferral Contributions" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

                           (ii) Creation of Former Intercontinental Plan
                  Accounts. An Account shall be established under the Plan for each of the accounts maintained under the Intercontinental Plan for a Participant who participated in the Intercontinental Plan other than the account described immediately above. These Accounts are referred to in the Plan as "Former Intercontinental Plan Accounts." The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

         The Committee may from time to time after January 1, 1996 combine a Participant's Former Intercontinental Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. The Accounts representing a Participant's interest in the Intercontinental Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the Intercontinental Plan before January 1, 1996 for employment with any participating employer in the Intercontinental Plan become Participants in the Plan on or after January 1, 1996:

                           (i) Prior Participants.  With respect to persons who
                   had become "Participants" in the Intercontinental Plan by December 31, 1995:

                           Covered Employee on January 1, 1996. If a person is a Covered Employee on January 1, 1996, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on January 1, 1996. If the person is not a Covered Employee on January 1, 1996 but one or more Accounts are established for the person pursuant to Section 16.19(b)(1) of the Plan because of the person's Intercontinental Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

                           Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1996.

                           (ii) Other Employees. With respect to persons who had not become "Participants" in the Intercontinental Plan by December 31, 1995:

                           Eligible Covered Employee on January 1, 1996. If the person is a Covered Employee on January 1, 1996 and would have commenced participation in the Intercontinental Plan on January 1, 1996 had it not merged into the Plan, the person shall become a Participant on January 1, 1996.

                           Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include the following: the person shall be credited with Months of Service for time prior to the

                           Intercontinental Acquisition Date determined as if the participating employers in the Intercontinental Plan had been Participating Employers in the Plan.

                  (d) Vesting in Former Intercontinental Plan Accounts and Matching Contribution Accounts; Vesting Service.

              (1) Former Intercontinental Plan Accounts. A Participant's Former Intercontinental Plan Account representing the Participant's "Rollover Contributions" to the Intercontinental Plan shall be fully Vested and nonforfeitable. The person's other Former Intercontinental Plan Accounts shall vest as follows:

                            (i) Employee on  Intercontinental  Acquisition Date.
                   If the person was an employee of any Intercontinental Plan participating employer on the Intercontinental Acquisition Date, the person's Former Intercontinental Plan Accounts shall be fully Vested and nonforfeitable.

                            (ii) Not  Employee on  Intercontinental  Acquisition
                   Date. If the person was not an employee of any Intercontinental Plan participating employer on the Intercontinental Acquisition Date, the participant's Former Intercontinental Plan Accounts shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

                  (2) Matching Contribution Accounts. The Matching Contribution Accounts of persons who had "Hours of Service" under the Intercontinental Plan on or before the Intercontinental Acquisition Date for employment with any participating employer in the Intercontinental Plan (including persons who had not become "Participants" in the Intercontinental Plan by the Intercontinental Acquisition Date) shall vest as follows:

                            (i) Employee on  Intercontinental  Acquisition Date.
                   If the person was an employee of any Intercontinental Plan participating employer on the Intercontinental Acquisition Date, the person's Matching Contribution Account shall be fully Vested and nonforfeitable.

                           (ii) Not Employee on Intercontinental Acquisition
                  Date. If the person was not an employee of any Intercontinental Plan participating employer on the Intercontinental Acquisition Date, the person's Matching Contribution Account shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

                  (3) Determination of Vesting Service. In determining the
         Vesting

         Service of a person described in Section 16.19(d)(1)(ii) or 16.17(d)(2)(ii) of the Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this
         Section 16.17(d), except that the person shall be credited with Months of Service for time prior to the Intercontinental Acquisition Date determined as if the participating employers in the Intercontinental Plan and their affiliates and predecessor companies had been Participating Employers in the Plan. If the person had become a "Participant" in the Intercontinental Plan by December 31, 1995, however, in no event shall the person's Vesting Service for time prior to January 1, 1996 be less than the person's "Vesting Service" on December 31, 1995 under the Intercontinental Plan.

                  (e)      Distribution of Accounts.

                  (1) General. While a Participant is in Service, Distributions to the Participant from the Participant's Former Intercontinental Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the Intercontinental Plan had remained in effect.

                  Following separation from Service of a Participant who has any Former Intercontinental Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former Intercontinental Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), as provided in
         Article XVIII of the Plan. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

                  (2) Benefit Payments in Progress. The merger of the Intercontinental Plan into the Plan shall not revoke or suspend any Intercontinental Plan methods of payment elected before or in progress on January 1, 1996, and any method of payment in progress under the Intercontinental Plan on January 1, 1996 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

                  (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the Intercontinental Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Intercontinental Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1996 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former Intercontinental Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan.

                  SECTION 16.20.  MERGER OF THE NATIONSSECURITIES PLAN

                  (a) Merger of the NationsSecurities Plan. NationsBank acquired full ownership of NationsSecurities, a Dean Witter/NationsBank Company ("NationsSecurities"), on November 15, 1994 (the "NationsSecurities Acquisition Date"). At the time of the acquisition, NationsSecurities sponsored the NationsSecurities, a Dean Witter/NationsBank Company Employee Retirement Investment Plan (the "NationsSecurities Plan"), which has continued in existence since then.

                  The NationsSecurities Plan shall merge with and into the Plan effective as of the close of business on December 31, 1995. In connection therewith and effective as of that time, (i) the Trust under the NationsSecurities Plan shall merge with and into the Investment Trust for the Plan and (ii) the assets of the Trust under the NationsSecurities Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the NationsSecurities Plan on December 31, 1995 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after January 1, 1996 pursuant to Article XII of the Plan.

                  (b) Accounts Related to Participation in the NationsSecurities Plan.

                  (1) Establishment of Accounts. Effective as of January 1, 1996, the accounts being maintained for participants in the NationsSecurities Plan on December 31, 1995 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                           (i) Accounts for Elective Deferrals. The accounts
                  maintained under the NationsSecurities Plan for a Participant who participated in the NationsSecurities Plan representing the Participant's interest in the Participant's "Elective Deferrals" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

                           (ii) Creation of Former NationsSecurities Plan
                  Accounts. An Account shall be established under the Plan for each of the accounts maintained under the NationsSecurities Plan for a Participant who participated in the NationsSecurities Plan other than the account described immediately above. These Accounts are referred to in the Plan as "Former NationsSecurities Plan Accounts." The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-

                  Service distributions as required by the Code.

         The Committee may from time to time after January 1, 1996 combine a Participant's Former NationsSecurities Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. The Accounts representing a Participant's interest in the NationsSecurities Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the NationsSecurities Plan before January 1, 1996 for employment with any participating employer in the NationsSecurities Plan become Participants in the Plan on or after January 1, 1996:

                            (i) Prior Participants.  With respect to persons who
                   had become "Participants" in the NationsSecurities Plan by December 31, 1995:

                           Covered Employee on January 1, 1996. If a person is a Covered Employee on January 1, 1996, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on January 1, 1996. If the person is not a Covered Employee on January 1, 1996 but one or more Accounts are established for the person pursuant to Section 16.20(b)(1) of the Plan because of the person's NationsSecurities Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

                           Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1996.

                            (ii) Other  Employees.  With  respect to persons who
                   had not become "Participants" in the NationsSecurities Plan by December 31, 1995:

                           Eligible Covered Employee on January 1, 1996. If the person is a Covered Employee on January 1, 1996 and would have commenced participation in the NationsSecurities Plan on January 1, 1996 had it not merged into the Plan, the person shall become a Participant on January 1, 1996.

                           Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include the following: the person shall be credited (without duplication) with Months of Service for time prior to the NationsSecurities Acquisition Date equal to the person's "Period of Service" under the NationsSecurities Plan on the NationsSecurities Acquisition Date.

                  (d) Vesting in Former NationsSecurities Plan Accounts and Matching Contribution Accounts; Vesting Service.

                  (1) Former NationsSecurities Plan Accounts. A Participant's Former NationsSecurities Plan Accounts that correspond to the Participant's "Qualified Company Contribution Account" and the portion of the Participant's "Supplemental Pretax Account" attributable to "Rollover Contributions" under the NationsSecurities Plan shall be fully Vested and nonforfeitable. A Participant's Former NationsSecurities Plan Account that corresponds to the Participant's "Matching Contribution Account" under the NationsSecurities Plan shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

                  (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had "Hours of Service" under the NationsSecurities Plan before January 1, 1996 for employment with any participating employer in the NationsSecurities Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.20(d), except that the person shall be credited (without duplication) with Months of Service for time prior to the NationsSecurities Acquisition Date equal to the person's "Period of Service" under the NationsSecurities Plan on the NationsSecurities Acquisition Date.

                  (e)      Distribution of Accounts.

                  (1) General. While a Participant is in Service, Distributions to the Participant from the Participant's Former NationsSecurities Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the NationsSecurities Plan had remained in effect.

                  Following separation from Service of a Participant who has any Former NationsSecurities Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former NationsSecurities Plan Accounts) shall be made when and as provided in
         Section 7.3 and 7.4 of the Plan.

                  (2) Benefit Payments in Progress. The merger of the NationsSecurities Plan into the Plan shall not revoke or suspend any NationsSecurities Plan methods of payment elected before or in progress on January 1, 1996, and any method of payment in progress under the NationsSecurities Plan on January 1, 1996 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

                  (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the NationsSecurities Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the NationsSecurities Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1996 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former NationsSecurities Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan.

                  SECTION 16.21.    MERGER OF THE NORTH FLORIDA PLAN

                  (a) Merger of the North Florida Plan. NationsBank acquired North Florida Bank Corporation on December 21, 1995 (the "North Florida Acquisition Date"). At the time of the acquisition, North Florida Bank Corporation sponsored the North Florida Bank Corporation Profit Sharing and Thrift Plan (the "North Florida Plan"), which has continued in existence since then.

                  The North Florida Plan shall merge with and into the Plan effective as of the close of business on December 31, 1995. In connection therewith and effective as of that time, (i) the Trust under the North Florida Plan shall merge with and into the Investment Trust for the Plan and (ii) the assets of the Trust under the North Florida Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the North Florida Plan on December 31, 1995 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after January 1, 1996 pursuant to Article XII of the Plan.

                  (b) Accounts Related to Participation in the North Florida
         Plan.

                  (1) Establishment of Accounts. Effective as of January 1, 1996, the accounts being maintained for participants in the North Florida Plan on December 31, 1995 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                           (i) Accounts for Elective Contributions. The account
                  maintained under the North Florida Plan for a Participant who participated in the North Florida Plan representing the Participant's interest in the Participant's "elective contributions" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

                           (ii) Creation of Former North Florida Plan Accounts.
                  An Account shall be established under the Plan for each of the accounts maintained under the North Florida Plan for a Participant who participated in the North Florida Plan other than the account described immediately above. These Accounts are referred to in the Plan as "Former North Florida Plan Accounts." The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

         The Committee may from time to time after January 1, 1996 combine a Participant's Former North Florida Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. Except as provided in the next paragraph, the Accounts representing a Participant's interest in the North Florida Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  The North Florida Plan maintained "Merger Accounts" for certain Participants representing their interests in the North Florida Bank Corporation Employee Stock Ownership Plan, which had merged into the North Florida Plan. If a Participant had a "Merger Account" that was invested in NationsBank Common Stock on December 31, 1995, the corresponding Former North Florida

         Plan Account shall be subject to the investment restrictions of Section 12.6(a) of the Plan. (Therefore, the Account must be invested in the NationsBank Common Stock Fund until transferred to the other Funds pursuant to Section 12.6(b) of the Plan.)

                  (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the North Florida Plan before January 1, 1996 for employment with any participating employer in the North Florida Plan become Participants in the Plan on or after January 1, 1996:

                  (i) Prior Participants. With respect to persons who had become "Participants" in the North Florida Plan by December 31, 1995:

                  Covered Employee on January 1, 1996. If a person is a Covered Employee on January 1, 1996, the person shall become a Participant on that date.

                  Non-Covered Employee or Former Employee on January 1, 1996. If the person is not a Covered Employee on January 1, 1996 but one or more Accounts are established for the person pursuant to Section 16.21(b)(1) of the Plan because of the person's North Florida Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

                  Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1996.

                  (ii) Other Employees. With respect to persons who had not become "Participants" in the North Florida Plan by December 31, 1995:

                  Eligible Covered Employee on January 1, 1996. If the person is a Covered Employee on January 1, 1996 and would have commenced participation in the North Florida Plan on January 1, 1996 had it not merged into the Plan, the person shall become a Participant on January 1, 1996.

                  Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of
                  Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following:

                  The person shall be credited with Months of Service for time prior to the North Florida Acquisition Date determined as if the participating employers in the North Florida Plan and their affiliates and predecessor companies had been Participating Employers in the Plan.

                  The person shall be credited with twelve (12) Months of Service for each completed "Year of Service" for eligibility purposes under the North Florida Plan that the person had as of December 31, 1995. (See paragraph (uu)(1)(B) of Article I of the North Florida Plan.)

                  If the person had in progress on December 31, 1995 a 12-month computation period that would be a "Year of Service" for eligibility purposes under the North Florida Plan if the person completed 1,000 Hours of Service within it, the person shall be credited with twelve (12) Months of Service upon the completion of such computation period during 1996 if the person had completed 1,000 "Hours of Service" under the North Florida Plan during the portion of the computation period that had elapsed by December 31, 1995.

                  (d) Vesting in Former North Florida Plan Accounts and Matching Contribution Accounts; Vesting Service.

                  (1) Former North Florida Plan Accounts. A Participant's Former North Florida Plan Accounts that correspond to the Participant's "Matching Contribution Account," "Non-Elective Contribution Account" and "Rollover Contribution Account" under the North Florida Plan shall be fully Vested and nonforfeitable. A Participant's Former North Florida Plan Accounts that correspond to the Participant's "Employer Contribution Account" and "Merger Account" under the North Florida Plan shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

                  (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had "Hours of Service" under the North Florida Plan before January 1, 1996 for employment with any participating employer in the North Florida Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.21(d), except that the person shall be credited with Months of Service for time prior to the North Florida Acquisition Date determined as if the participating employers in the North Florida Plan and their affiliates and predecessor companies had been Participating Employers in the Plan. If the Participant had become a "Participant" in the North Florida Plan by December 31, 1995, however, in no event shall such Participant's Vested percentage in any Account that is subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan be less at any time than the Vested percentage that would result had the vesting provisions of the North Florida Plan remained in effect.

                  (e)      Distribution of Accounts.

                  (1) General. While a Participant is in Service, Distributions to the Participant from the Participant's Former North Florida Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the North Florida Plan had remained in effect.

                  Following separation from Service of a Participant who has any Former North Florida Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former North Florida Plan Accounts) shall be made either (i) when and as provided in
         Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), as provided by Article XVIII of the Plan. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

                  (2) Benefit Payments in Progress. The merger of the North Florida Plan into the Plan shall not revoke or suspend any North Florida Plan methods of payment elected before or in progress on January 1, 1996, and any method of payment in progress under the North Florida Plan on January 1, 1996 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

                  (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the North Florida Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the North Florida Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1996 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former North Florida Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan."

         7. The following Article XVIII is added to the Plan effective as of October 1, 1995:

                                 "ARTICLE XVIII

                       ADDITIONAL METHODS OF DISTRIBUTION

                  SECTION 18.1. GENERAL. From time to time certain tax-qualified defined contribution plans are merged into the Plan or transfer assets to the Plan in connection with business acquisitions by the Participating Employers. Sometimes these prior plans provide for annuity or installment methods of payment which are required to be preserved under the Plan in accordance with Code Section 411(d)(6). In some cases, the prior plans provide for a Qualified Annuity as the normal form of payment. The purpose of this Article is to provide for additional methods of Distribution and special rules applicable to Qualified Annuities and Qualified Preretirement Survivor Annuities for Participants who participated in these prior plans.

                  SECTION 18.2. DEFINITIONS. For purposes of this Article, the following terms shall have the following meanings:

                  (a)      Applicable Election Period means:

                            (i) in the case of a Participant's election to waive
                   the Qualified Annuity form of Distribution, the ninety (90) day period ending on the date of commencement of Distribution; and

                           (ii) in the case of a Participant's election to waive
                  the Qualified Preretirement Survivor Annuity form of Distribution, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five
                  (35) and ends on the date of the Participant's death; provided, however, in the case the Participant separates from Service, the period under this subparagraph (ii), with respect to benefits accrued before the date of the separation of Service, shall not begin later than the date of the separation from Service.

                  (b) Prior Plan means each plan listed on Schedule 18.2(b) attached to the Plan. Schedule 18.2(b) shall indicate which Prior Plans had a Qualified Annuity as the normal form of payment. Schedule 18.2(b) shall be updated from time to time to reflect additional merged or transferor plans that are subject to this Article.

                  (c)      Qualified Annuity means:

                           (i) with respect to a married Participant, an annuity
                  for the life
                  of the Participant with a survivor annuity for the life of the Participant's spouse which is not less than fifty percent (50%), nor greater than one hundred percent (100%), of the amount which is payable during the joint lives of the Participant and such spouse; and

                            (ii) with  respect to an unmarried  Participant,  an
                   annuity for the life of the Participant.

                  (d) Qualified Preretirement Survivor Annuity means, with respect to the surviving spouse of a Participant, an annuity for the life of such surviving spouse.

                  (e) Qualified Waiver means, with respect to a Participant, a written election by the Participant to waive the Qualified Annuity form of Distribution or the Qualified Preretirement Survivor Annuity form of Distribution (as the case may be). The election must (i) be in writing,
         (ii) be delivered to the Committee at any time during the Applicable Election Period with respect to the election, (iii) specify the alternative method of Distribution and (iv) if applicable, specify any non-spouse Beneficiary under the alternative method of Distribution. If the Participant is married, the election shall not be effective unless
         (i) the spouse of the Participant consents in writing to the election and the spouse's said consent acknowledges the effect of the election and is witnessed by a member of the Committee or other representative of the Plan or by a notary public or (ii) it is established to the satisfaction of the Committee or other representative of the Plan that such consent may not be obtained because there is no spouse, because such spouse cannot be located, or because of such circumstances as may be prescribed by applicable Code regulations. Any consent by a spouse, or establishment that the consent of a spouse may not be obtained, shall be effective only with respect to that spouse. Any Qualified Waiver by a Participant may be revoked by the Participant, without the consent of the Participant's spouse to such revocation, at any time during the Applicable Election Period with respect to the Qualified Waiver by written notice of revocation delivered to the Committee during the Applicable Election Period. Following any such revocation, the Participant may make another Qualified Waiver pursuant to the provisions set forth above.

                  SECTION 18.3 PARTICIPANTS SUBJECT TO THIS ARTICLE. The Participants subject to this Article shall be each Participant who participated in a Prior Plan and whose account(s) under the Prior Plan were transferred to this Plan. For these Participants, the provisions of this Article shall control notwithstanding any provision of this Plan to the contrary.

                  SECTION 18.4 ADDITIONAL METHODS OF DISTRIBUTION.

         In addition to the single lump sum method of Distribution as provided in Section 7.4, a Participant who has separated from Service, and any Beneficiary of a deceased Participant who died prior to commencement of Distribution, may elect to have the Participant's Accounts paid by one or any combination of the following methods, subject to the provisions of this Article:

                  Single Life Annuity: an annuity payable for the life of the Participant (or Beneficiary, if applicable).

                  Term Certain Annuity: an annuity payable for the life of the Participant (or Beneficiary, if applicable), with payments guaranteed for a period selected by the Participant (or Beneficiary, if applicable) of five (5), ten (10), fifteen
                  (15) or twenty (20) years. Any payments during the guaranteed period following the Participant's (or Beneficiary's) death would be paid to the Participant's (or Beneficiary's) designated beneficiary.

                  Contingent Annuity: an annuity payable for the life of the Participant (or Beneficiary, if applicable), with a survivor annuity payable to the Participant's (or Beneficiary's) designated beneficiary equal to either fifty percent (50%) or one hundred percent (100%), as selected by the Participant (or Beneficiary), of the amount payable during the joint lives of the Participant (or Beneficiary) and such designated beneficiary.

                  Installments: payment of the balance of the Participant's Accounts in substantially equal installments at regular intervals not more frequent than monthly over a period selected by the Participant (or Beneficiary, if applicable)

         In certain circumstances some Participants may have available additional methods of Distribution that are required to be preserved under the Plan in accordance with Code Section 411(d)(6). See Article XVI of the Plan.

                   SECTION  18.5  QUALIFIED   ANNUITY  AS  NORMAL  FORM.  For  a
         Participant who participated in a Prior Plan that had a Qualified Annuity as the normal form of payment:

                           (i) where there is no Qualified Waiver in effect with
                  respect to the Qualified Annuity method of Distribution, the method of Distribution to the Participant shall be by purchasing a Qualified Annuity with the amount distributable to the Participant and distributing the Qualified Annuity to the Participant; and

                           (ii) where there is a Qualified Waiver in effect with
                  respect to the Qualified Annuity method of Distribution, the method of Distribution to the Participant shall be in accordance with the method selected by the Participant as described above and consistent with the Qualified Waiver.

                  SECTION 18.6 QUALIFIED ANNUITY NOT AS NORMAL FORM. For a Participant who participated in a Prior Plan that did not have a Qualified Annuity as the normal form of payment, no Qualified Waiver shall be required for the Participant to be paid by the single lump sum method or installment method of Distribution. If, however, the Participant elects an annuity method of Distribution, the method of Distribution to the Participant shall be by purchasing a Qualified Annuity with the amount distributable to the Participant and distributing the Qualified Annuity to the Participant unless a Qualified Waiver is in effect permitting the elected method of payment.

                  SECTION 18.7      ADDITIONAL REQUIREMENTS.

                  (a) Qualified Preretirement Survivor Annuity. The Qualified Preretirement Survivor Annuity requirement of this Section 18.7(a) shall apply with respect to each Participant with respect to whom the Qualified Annuity requirement of this Article applies. If such requirement applies with respect to a Participant and the Participant dies prior to the commencement of Distribution and is survived by the Participant's spouse, then:

                           (i) where there is no Qualified Waiver with respect
                  to the Qualified Preretirement Survivor Annuity form of Distribution in effect at the time of the Participant's death, the spouse shall be the Participant's Beneficiary and the method of Distribution to the Beneficiary shall be (A) by purchasing a Qualified Preretirement Survivor Annuity with the amount distributable to the Beneficiary and distributing the Qualified Preretirement Survivor Annuity to the Beneficiary or
                  (B) at the Beneficiary's election, by any alternative method set forth in Section 18.4 of the Plan; and

                           (ii) where there is a Qualified Waiver in effect with
                  respect to the Qualified Preretirement Survivor Annuity form of Distribution, the Beneficiary shall be as provided in or permitted by the Qualified Waiver and the method of Distribution to such Beneficiary shall be consistent with the Qualified Waiver.

                  (b) Notice Requirements. The Committee shall provide each Participant with respect to whom the Qualified Annuity requirement of this

         Article applies, within a reasonable period of time prior to the commencement of Distribution, with a written explanation of (i) the terms and conditions of the Qualified Annuity, (ii) the Participant's right to make, and the effect of, a Qualified Waiver with respect to the Qualified Annuity form of Distribution, (iii) the rights of the Participant's spouse as to spousal consent with respect to the Qualified Waiver and (iv) the right to make, and the effect of, a revocation of a Qualified Waiver. The Committee shall also provide each Participant with respect to whom the Qualified Preretirement Survivor Annuity requirement of this Article applies with a written explanation with respect to the Qualified Preretirement Survivor Annuity that is comparable to the explanation hereinabove required with respect to the Qualified Annuity. The Committee shall provide such written explanation with respect to the Qualified Preretirement Survivor Annuity within the period (i) beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and (ii) ending with the close of the Plan Year in which the Participant attains and thirty-five (35). If the Participant becomes a Participant in the Plan after the first day of the Plan Year in which the Participant attains age thirty-two
         (32), however, the Committee shall provide the written explanation with respect to the Qualified Preretirement Survivor Annuity to the Participant no later than the close of the second Plan Year following the Participant's becoming a Participant in the Plan.


                  (c) Purchase of Annuities. Any annuity that is to be purchased and distributed to a Participant or Beneficiary under this Article shall be provided under a contract issued by an insurance company selected by the Committee, and the Committee shall provide such insurance company with all pertinent information required for issuance of the annuity contract, including without limitation the name, sex and date of birth of the annuitant(s) and the type of annuity to be provided under the annuity contract. The amount distributable shall disbursed to the insurance company in payment of the annuity contract. Any annuity contract distributed to a Participant or Beneficiary shall be nontransferable.

                   (d) Maximum Period of Distribution to Participants. Any method of Distribution to a Participant mus meet either the requirements of subparagraph (i) or subparagraph (ii) below:

                           (i) such method shall provide for Distribution over a
                  period which does not exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary; or

                           (ii) such method is the purchase of an annuity
                  providing for payments to the Participant over the life of the Participant or to the

                  Participant and the Participant's Beneficiary over the joint lives and life of the survivor of the Participant and the Participant's Beneficiary.

                  (e) Maximum Period of Distribution to Beneficiaries. If Distribution had begun to the Participant [within the meaning of
         Section 401(a)(9)(B)(i) of the Code], Distributions to the Participant's Beneficiary shall be completed at least as rapidly as under the method under which Distributions were being made to the Participant at the time of the Participant's death. If Distributions had not so begun to the Participant, Distributions to the Participant's Beneficiary shall be completed within five (5) years after the Participant's death; provided, however:

                           (i) if the Participant's Beneficiary is an individual
                  and Distributions to or on behalf of such Beneficiary begin not later than one (1) year after the date of the Participant's death [or such later date as may be provided by regulations under Section 401(a)(9) of the Code], Distributions may be made over a period that does not exceed the life expectancy of the Beneficiary or by the purchase of an annuity providing for payments over the life of the Beneficiary; and

                           (ii) in the event that the Beneficiary is the
                  Participant's surviving spouse, (A) if Distributions to such Beneficiary begin not later than the date on which the Participant would have attained age seventy and one-half (70-1/2), Distributions may be made over a period not exceeding the life expectancy of the Beneficiary or by the purchase of an annuity providing for payments over the life of the Beneficiary, and (B) if the Beneficiary dies before Distributions commence, the provisions of this Section 18.7 shall apply as if the Beneficiary had been the Participant.

                  (f) Exception. Notwithstanding any provision of this Article to the contrary, any Distribution with respect to a Participant whose Accounts do not exceed three thousand five hundred dollars ($3,500) in the aggregate shall be paid in the form of a single lump sum payment in accordance with the provisions of the Plan other than this Article.

                  (g) Compliance with Section 401(a)(9). Payments of Plan benefits under this Article shall comply with the requirements of
         Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 401(a)(9)(G) of the Code and Proposed Treasury Regulation ss.1.401(a)(9)-2."

         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, has caused this Instrument to be executed by its duly authorized officer, as of the day and year first above written.

                                          NATIONSBANK CORPORATION

                                          By:    /s/Susan B. Waldkirch
                                               Name:   Susan B. Waldkirch
                                               Title:     Vice President

                               FIFTH AMENDMENT TO
                     THE NATIONSBANK RETIREMENT SAVINGS PLAN

                     (as restated effective January 1, 1993)


         THIS INSTRUMENT is executed as of the 1st day of January, 1996 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";
                              Statement of Purpose
         The NationsBank Retirement Savings Plan (the "Plan") was amended and restated effective January 1, 1993 by Instrument dated December 31, 1992 and further amended by Instruments dated December 31, 1993, December 31, 1994, August 1, 1995 and December 31, 1995. By this Instrument, NationsBank is amending the Plan to reflect three 1996 corporate acquisitions. These amendments have been authorized by the Compensation Committee of the Board of Directors of NationsBank, which Compensation Committee has the authority to amend the Plan on behalf of all Participating Employers.
         NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, as subsequently amended, is amended as follows:

         1. The following Section 16.22 is added to the Plan effective as of January 10, 1996:

         "SECTION 16.22.  EMPLOYEES OF CSF HOLDINGS.

                  (a) General. NationsBank acquired CSF Holdings, Inc. ("CSF Holdings") on January 10, 1996 (the "CSF Holdings Acquisition Date"). At the time of the acquisition, CSF Holdings sponsored the CSF Holdings Cash or Deferred Profit Sharing Plan (the "CSF Holdings Plan"), and contributions to the CSF Holdings Plan ceased effective as of the CSF Holdings Acquisition Date. This Section 16.22 provides rules for (i) determining when persons employed by CSF Holdings or any of its subsidiary companies on or before the CSF Holdings Acquisition Date become Participants in the Plan and (ii) determining their Vested interest in their resulting Matching Contribution Accounts.

                  (b) Participation in the Plan. The following rules shall apply for the purpose of determining when persons employed by CSF Holdings or any of its subsidiary companies on or before the CSF Holdings Acquisition Date become

         Participants in the Plan on or after the CSF Holdings Acquisition Date:

                           (i) CSF Holdings Plan Participants. With respect to
                  persons who had become "Participants" in the CSF Holdings Plan before the CSF Holdings Acquisition Date (including persons who could have elected to participate by the CSF Holdings Acquisition Date but chose not to do so):

                           Covered Employee on the CSF Holdings Acquisition Date. If a person is a Covered Employee on the CSF Holdings Acquisition Date, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on the CSF Holdings Acquisition Date. If the person is not a Covered Employee on the CSF Holdings Acquisition Date, the person shall become a Participant if and when the person becomes a Covered Employee after the CSF Holdings Acquisition Date.

                           (ii) Other Employees. With respect to persons who had
                  not become "Participants" in the CSF Holdings Plan before the CSF Holdings Acquisition Date, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following: the person shall be credited with Months of Service for time prior to the CSF Holdings Acquisition Date determined as if CSF Holdings and its subsidiary companies and their predecessor companies had been Participating Employers in the Plan.

                  (c) Vesting in Matching Contribution Accounts; Vesting Service. The Matching Contribution Accounts of persons who were employees of CSF Holdings or any of its subsidiary companies on or before the CSF Holdings Acquisition Date (including persons who had not become "Participants" in the CSF Holdings Plan by the CSF Holdings Acquisition Date) shall vest as follows:

                           (i) Employee on CSF Holdings Acquisition Date. If the
                  person was an employee of CSF Holdings or any of its subsidiary companies on the CSF Holdings Acquisition Date, the person's Matching Contribution Account shall be fully Vested and nonforfeitable.

                           (ii) Not Employee on CSF Holdings Acquisition Date.
                  If the person was not an employee of CSF Holdings or any of its subsidiary companies on the CSF Holdings Acquisition Date, the person's

                  Matching Contribution Account shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan. The person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.22(c), except that the person shall be credited (without duplication) with Months of Service for time prior to the CSF Holdings Acquisition Date determined as if CSF Holdings and its subsidiary companies and their predecessor companies had been Participating Employers in the Plan."

         2. The following Section 16.23 is added to the Plan effective as of February 1, 1996:

                  "SECTION 16.23.  EMPLOYEES OF BANK SOUTH.

                  (a) General. NationsBank acquired Bank South Corporation ("Bank South") on January 9, 1996 (the "Bank South Acquisition Date"). At the time of the acquisition, Bank South sponsored the Bank South 401(k) Investment Plan (the "Bank South Plan"), and contributions to the Bank South Plan ceased effective January 31, 1996. This Section
         16.23 provides rules for (i) determining when persons employed by Bank South or any of its subsidiary companies on or before the Bank South Acquisition Date become Participants in the Plan and (ii) determining their Vested interest in their resulting Matching Contribution Accounts.

                  (b) Participation in the Plan. The following rules shall apply for the purpose of determining when persons employed by Bank South or any of its subsidiary companies on or before the Bank South Acquisition Date become Participants in the Plan on or after February 1, 1996:

                           (i) Bank South Plan Participants. With respect to
                  persons who had become "Participants" in the Bank South Plan by January 31, 1996 (including persons who could have elected to participate in the "Pay Transfer Portion" of the Bank South Plan by January 1, 1996 but chose not to do so):

                           Covered Employee on February 1, 1996. If the person is a Covered Employee on February 1, 1996, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on February 1, 1996. If the person is not a Covered Employee on February 1, 1996, the person shall become a Participant if and when the person becomes a Covered Employee after February 1, 1996.

                           (ii) Other Employees. With respect to persons who had not become "Participants" in the Bank South Plan by January 31, 1996:

                           Eligible Covered Employee on February 1, 1996. If the person is a Covered Employee on February 1, 1996 and had completed "Six Months of Service" within the meaning of Section 3.2(b) of the Bank South Plan by January 31, 1996, the person shall become a Participant on February 1, 1996.

                           Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following: the person shall be credited with Months of Service for time prior to the Bank South Acquisition Date determined as if Bank South and its subsidiary companies and their predecessor companies had been Participating Employers in the Plan.

                  (c) Vesting in Matching Contribution Accounts; Vesting Service. The Matching Contribution Accounts of persons who were employees of Bank South or any of its subsidiary companies on or prior to the Bank South Acquisition Date (including persons who had not become "Participants" in the Bank South Plan by the Bank South Acquisition Date) shall vest as follows:

                           (i) Employee on Bank South Acquisition Date. If the
                  person was an employee of Bank South or any of its subsidiary companies on the Bank South Acquisition Date, the person's Matching Contribution Account shall be fully Vested and nonforfeitable.

                           (ii) Not Employee on Bank South Acquisition Date. If
                  the person was not an employee of Bank South or any of its subsidiary companies on the Bank South Acquisition Date, the person's Matching Contribution Account shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan. The person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.23(c), except that the person shall be credited (without duplication) with Months of Service for time prior to the Bank South Acquisition Date determined as if Bank South and its subsidiary companies and their predecessor companies had been Participating Employers in the Plan."

         3. The following Section 16.24 is added to the Plan effective as of February 1, 1996:

         "SECTION 16.24.  CERTAIN FORMER EMPLOYEES OF SUN WORLD BANK.

                  (a) General. NationsBank acquired Sun World Savings Bank, FSB ("Sun World") on January 31, 1996 (the "Sun World Acquisition Date"). At the time of the acquisition, Sun World participated in the Sun World 401(k) Savings Plan, a defined contribution plan sponsored by Sun World's affiliate Sun World Corporation (the "Sun World Plan"). This
         Section 16.24 applies to persons who are employed by Sun World on the Sun World Acquisition Date and provides rules for (i) determining when they become Participants in the Plan and (ii) determining their Vested Service for time prior to the Sun World Acquisition Date.

                  (b) Participation in the Plan. The following rules shall apply for purposes of determining when persons employed by Sun World on the Sun World Acquisition Date become Participants in the Plan on or after February 1, 1996:

                           (i) Sun World Plan Participants. With respect to
                  persons who had become "Participants" in the Sun World Plan by the Sun World Acquisition Date (including persons who could have elected to participate in the Sun World Plan by the Sun World Acquisition Date but chose not to do so):

                           Covered Employee on February 1, 1996. If the person is a Covered Employee on February 1, 1996, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on February 1, 1996. If a person is not a Covered Employee on February 1, 1996, the person shall become a Participant if and when the person becomes a Covered Employee after February 1, 1996.

                           (ii) Other Employees. With respect to persons who had
                  not become "Participants" in the Sun World Plan by the Sun World Acquisition Date, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan, but in no event earlier than February 1, 1996. For purposes of Section 3.2(c), a person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following: the person shall be credited with Months of Service for time prior to the Sun World Acquisition Date determined as if Sun World and its affiliated companies and their predecessor companies had been Participating Employers in the Plan.

                  (c) Vesting Service. The Vesting Service of a person who is employed by Sun World on the Sun World Acquisition Date shall be determined under the applicable provisions of the Plan other than this
         Section 16.24, except that the person shall be credited (without duplication) with Months of Service for time prior to the Sun World Acquisition Date determined as if Sun World and its affiliated companies and their predecessor companies had been Participating Employers in the Plan."

         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, has caused this Instrument to be executed by its duly authorized officer, as of the day and year first above written.

                                                   NATIONSBANK CORPORATION

                                                   By:    /s/Susan B. Waldkirch
                                                   Name:    Susan B. Waldkirch
                                                   Title:      Vice President

                               SIXTH AMENDMENT TO
                     THE NATIONSBANK RETIREMENT SAVINGS PLAN

                     (as restated effective January 1, 1993)


         THIS INSTRUMENT is executed as of the 30th day of June, 1996 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";
                              Statement of Purpose
         The NationsBank Retirement Savings Plan (the "Plan") was amended and restated effective January 1, 1993 by Instrument dated December 31, 1992 and further amended by Instruments dated December 31, 1993, December 31, 1994, August 1, 1995, December 31, 1995 and January 1, 1996. By this Instrument, NationsBank is amending the Plan to reflect certain 1996 corporate acquisitions. These amendments have been authorized by the Compensation Committee of the Board of Directors of NationsBank, which Compensation Committee has the authority to amend the Plan on behalf of all Participating Employers.
         NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, as subsequently amended, is amended as follows:
         1. The following Sections 16.25, Section 16.26 and Section 16.27 are added to the Plan effective as of June 30, 1996:
                  "SECTION 16.25.   MERGER OF THE LDI PLAN

                  (a) Merger of the LDI Plan. NationsCredit Commercial Corporation, which is a Participating Employer, acquired LDI Corporation on April 29, 1996 (the "LDI Acquisition Date"). At the time of the acquisition, LDI Corporation sponsored the LDI Corporation Retirement Savings Plan (the "LDI Plan"), which has continued in existence since then.

                  The LDI Plan shall merge with and into the Plan effective as of the close of business on June 30, 1996. In connection therewith and effective as of that time, (i) the Trust under the LDI Plan shall merge with and into the Investment Trust for the Plan and (ii) the assets of the Trust under the LDI Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the LDI Plan on June 30, 1996 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after July 1, 1996 pursuant to Article XII of the Plan.

                  (b)      Accounts Related to Participation in the LDI Plan.

                  (1) Establishment of Accounts. Effective as of July 1, 1996, the accounts being maintained for participants in the LDI Plan on June 30, 1996 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                           (i) Accounts for Participant Elected Contributions.
                  The account maintained under the LDI Plan for a Participant who participated in the LDI Plan representing the Participant's interest in the Participant's "Participant Elected Contributions" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

                           (ii) Creation of Former LDI Plan Accounts. An Account
                  shall be established under the Plan for each of the accounts maintained under the LDI Plan for a Participant who participated in the LDI Plan other than the account described immediately above. These Accounts are referred to in the Plan as "Former LDI Plan Accounts." The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

         The Committee may from time to time after July 1, 1996 combine a Participant's Former LDI Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. Except as hereafter provided in this Section 16.25(b)(2), the Accounts representing a Participant's interest in the LDI Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  If a loan made under the LDI Plan to a Participant who participated in the LDI Plan is outstanding on July 1, 1996, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under the LDI Plan that were invested in such promissory note. The Investment Trustee shall become the successor lender of each such "earmarked" loan outstanding on July 1, 1996 for all purposes, and the merger of the LDI Plan into the Plan shall not adversely affect the interest of the Plan (as successor to the LDI
         Plan) in the promissory note evidencing such loan or in the security for the repayment of the promissory note. (No loans were made under the LDI Plan after May 22, 1996.)

                  Certain participant accounts in the LDI Plan were invested in insurance contracts issued by Aetna Life Insurance Company (or an affiliate thereof). If any such contract is held by the LDI Plan at the time of its merger into the Plan, the contract shall be held by the Investment Trustee, as successor contractholder, as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's LDI Plan account(s) that were invested in the contract.

                  (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the LDI Plan before July 1, 1996 for employment with any participating employer in the LDI Plan become Participants in the Plan on or after July 1, 1996:

                           (i) Prior Participants. With respect to persons who had become "Participants" in the LDI Plan by June 30, 1996:

                           Covered Employee on July 1, 1996. If the person is a Covered Employee on July 1, 1996, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on July 1, 1996. If the person is not a Covered Employee on July 1, 1996 but one or more Accounts are established for the person pursuant to Section 16.25(b)(1) of the Plan because of the person's LDI Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

                           Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after July 1, 1996.

                           (ii) Other Employees. With respect to persons who had not become "Participants" in the LDI Plan by June
                   30, 1996:

                           Eligible Covered Employee on January 1, 1996. If the person is a Covered Employee on July 1, 1996 and would have commenced participation in the LDI Plan on July 1, 1996 had it not merged into the Plan, the person shall become a Participant on July 1, 1996.

                           Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of Section 3.2(c), the person shall be credited with Months of Service for time prior to the LDI Acquisition Date determined as if the participating employers in the LDI Plan and their affiliates and predecessor companies had been Participating Employers in the Plan.

                  (d)      Vesting in Former LDI Plan Accounts; Vesting Service.

                  (1) Former LDI Plan Accounts. A Participant's Former LDI Plan Accounts shall be fully Vested and nonforfeitable.

                  (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had "Hours of Service" under the LDI Plan before July 1, 1996 for employment with any participating employer in the LDI Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.25(d), except that the person shall be credited with Months of Service for time prior to the LDI Acquisition Date determined as if the participating employers in the LDI Plan and their affiliates and predecessor companies had been Participating Employers in the Plan.

                  (e)      Distribution of Accounts.

                  (1) General. While a Participant is in Service, Distributions to the Participant from the Participant's Former LDI Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the LDI Plan had remained in effect.

                  Following separation from Service of a Participant who has any Former LDI Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former LDI Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), as provided by Article XVIII of the Plan.

         The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

                  (2) Benefit Payments in Progress. The merger of the LDI Plan into the Plan shall not revoke or suspend any LDI Plan methods of payment elected before or in progress on July 1, 1996, and any method of payment in progress under the LDI Plan on July 1, 1996 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

                   (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the LDI Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the LDI Plan into the Plan. Such designation shall be effective under the Plan from and after July 1, 1996 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former LDI Plan Accounts, unless the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan. (For example, the designation is superseded by a beneficiary designation made by the Participant at the time that the Participant enrolls in the Plan.)

         SECTION 16.26.    MERGER OF THE CHARTER BANCSHARES PLAN

                   (a) Merger of the Charter Bancshares Plan. NationsBank acquired Charter Bancshares, Inc. on May 24, 1996 (the "Charter Bancshares Acquisition Date"). At the time of the acquisition, Charter Bancshares, Inc. sponsored the Charter Bancshares, Inc. 401(k) Profit Sharing Plan (the "Charter Bancshares" Plan), which has continued in existence since then.

                  The Charter Bancshares Plan shall merge with and into the Plan effective as of the close of business on June 30, 1996. In connection therewith and effective as of that time, (i) the Trust under the Charter Bancshares Plan shall merge with and into the Investment Trust for the Plan and (ii) the assets of the Trust under the Charter Bancshares Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the Charter Bancshares Plan on June 30, 1996 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after July 1, 1996 pursuant to Article XII of the Plan.

                  (b) Accounts Related to Participation in the Charter Bancshares Plan.

                  (1) Establishment of Accounts. Effective as of July 1, 1996, the accounts being maintained for participants in the Charter Bancshares Plan on June 30, 1996 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                           (i) Accounts for Deferral Contributions. The account
                  maintained under the Charter Bancshares Plan for a Participant who participated in the Charter Bancshares Plan representing the Participant's interest in the Participant's "deferral contributions" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

                           (ii) Creation of Former Charter Bancshares Plan
                  Accounts. An Account shall be established under the Plan for each of the accounts maintained under the Charter Bancshares Plan for a Participant who participated in the Charter Bancshares Plan other than the account described immediately above. These Accounts are referred to in the Plan as "Former Charter Bancshares Plan Accounts." The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

         The Committee may from time to time after July 1, 1996 combine a Participant's Former Charter Bancshares Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. Except as provided in the next paragraph, the Accounts representing a Participant's interest in the Charter Bancshares Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  If a loan made under the Charter Bancshares Plan to a Participant who participated in the Charter Bancshares Plan is outstanding on July 1, 1996, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated, "earmarked" investment allocated to and made solely for the benefit of the Participant's Account(s). The Investment Trustee shall become the successor lender of each such outstanding loan for all purposes, and the merger of the Charter Bancshares Plan into the Plan shall not adversely affect the interest of the Plan (as successor to the Charter Bancshares Plan) in the promissory note evidencing such loan or in the security for the repayment of the promissory note. (No loans were made under the Charter Bancshares Plan after June 15, 1996.)

                  (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the Charter Bancshares Plan before July 1, 1996 for employment with any participating employer in the Charter Bancshares Plan become Participants in the Plan on or after July 1, 1996:

                           (i) Prior Participants. With respect to persons who had become "Participants" in the Charter Bancshares Plan by June 30, 1996:

                           Covered Employee on July 1, 1996. If the person is a Covered Employee on July 1, 1996, the person shall become a Participant on that date.

                           Non-Covered Employee or Former Employee on July 1, 1996. If the person is not a Covered Employee on July 1, 1996 but one or more Accounts are established for the person pursuant to Section 16.26(b)(1) of the Plan because of the person's Charter Bancshares Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

                           Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after July 1, 1996.

                            (ii) Other  Employees.  With  respect to persons who
                   had not become "Participants" in the Charter Bancshares Plan by June 30, 1996:

                           Eligible Covered Employee on January 1, 1996. If the person is a Covered Employee on July 1, 1996 and would have commenced participation in the Charter Bancshares Plan on July 1, 1996 had it not merged into the Plan, the person shall become a Participant on July 1, 1996.

                           Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan. For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following:

                                    The person shall be credited with Months of Service for time prior to the Charter Bancshares Acquisition Date determined as if the participating employers in the Charter Bancshares Plan and their affiliates and predecessor companies had been Participating Employers in the Plan.

                                    The person shall be credited with twelve
                                    (12) Months of Service for each completed
                                    "Year of Service" for eligibility purposes under the Charter Bancshares Plan that the person had as of June 30, 1996. (See Section
                                    2.02 of the Charter Bancshares Plan.)

                                    If the person had in progress on June 30, 1996 a 12-month computation period that would be a "Year of Service" for eligibility purposes under the Charter Bancshares Plan if the person completed 1,000 Hours of Service within it, the person shall be credited with twelve (12) Months of Service upon the completion of such computation period if the person had completed 1,000 "Hours of Service" under the Charter Bancshares Plan during the portion of the computation period that had elapsed by June 30, 1996.

                  (d) Vesting in Former Charter Bancshares Plan Accounts; Vesting Service.

                   (1) Former Charter Bancshares Plan Accounts. A Participant's Former Charter Bancshares Plan Accounts shall be fully Vested and nonforfeitable.

                  (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had "Hours of Service" under the Charter Bancshares Plan before July 1, 1996 for employment with any participating employer in the Charter Bancshares Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.26(d), except that the person shall be credited with Months of Service for time prior to the Charter Bancshares Acquisition Date determined as if the participating employers in the Charter Bancshares Plan and their affiliates and predecessor companies had been Participating Employers in the Plan.

                  (e)      Distribution of Accounts.

                  (1) General. While a Participant is in Service, Distributions to the Participant from the Participant's Former Charter Bancshares Plan Accounts shall
         be determined, to the extent required by the Act   and the Code,
         as if the Charter Bancshares Plan had remained in effect.

                  Following separation from Service of a Participant who has any Former Charter Bancshares Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former Charter Bancshares Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), as provided by Article XVIII of the Plan. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

                  (2) Benefit Payments in Progress. The merger of the Charter Bancshares Plan into the Plan shall not revoke or suspend any Charter Bancshares Plan methods of payment elected before or in progress on July 1, 1996, and any method of payment in progress under the Charter Bancshares Plan on July 1, 1996 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

                  (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the Charter Bancshares Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Charter Bancshares Plan into the Plan. Such designation shall be effective under the Plan from and after July 1, 1996 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former Charter Bancshares Plan Accounts, unless the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan. (For example, the designation is superseded by a beneficiary designation made by the Participant at the time that the Participant enrolls in the Plan.)

         SECTION 16.27.    MERGER OF THE CHATTAHOOCHEE BANCORP PLAN

                  (a) Merger of the Chattahoochee Bancorp Plan. Bank South Corporation ("Bank South"), which was acquired by NationsBank on January 9, 1996 (see Section 16.23 of the Plan), acquired Chattahoochee Bancorp, Inc., the sponsor of the Chattahoochee Bancorp, Inc. 401(k) and Employee Stock Ownership Plan ("the Chattahoochee Bancorp Plan") on March 15, 1994. In connection with that acquisition, all participant accounts in the Chattahoochee Bancorp Plan became fully vested, contributions to the Chattahoochee Bancorp Plan ceased, and the assets of the Chattahoochee Bancorp Plan attributable to its

         "employee stock ownership plan" feature were transferred to a separate plan.

                  The Chattahoochee Bancorp Plan shall merge with and into the Plan effective as of the close of business on June 30, 1996. In connection therewith and effective as of that time, (i) the Trust under the Chattahoochee Bancorp Plan shall merge with and into the Investment Trust for the Plan and (ii) the assets of the Trust under the Chattahoochee Bancorp Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the Chattahoochee Bancorp Plan on June 30, 1996 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after July 1, 1996 pursuant to Article XII of the Plan.

                  The suspense account being maintained under the Chattahoochee Bancorp Plan on June 30, 1996 for Code Section 415 annual additions shall be applied to reduce employer contributions to the Plan as soon as practical pursuant to Section 5.5(b) of the Plan.

                  (b) Accounts Related to Participation in the Chattahoochee Bancorp Plan.

                  (1) Establishment of Accounts. Effective as of July 1, 1996, the accounts being maintained for participants in the Chattahoochee Bancorp Plan on June 30, 1996 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                           (i) Accounts for Elective Deferrals. The account
                  maintained under the Chattahoochee Bancorp Plan for a Participant who participated in the Chattahoochee Bancorp Plan representing the Participant's interest in the Participant's "Elective Deferrals" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan (or shall be added to the person's existing Pre-Tax Employee Contribution Account if the person has participated in the
                  Plan).

                           (ii) Creation of Former Chattahoochee Bancorp Plan
                  Accounts. An Account shall be established under the Plan for each of the accounts maintained under the Chattahoochee Bancorp Plan for a Participant who participated in the Chattahoochee Bancorp Plan other than the account described immediately above. These Accounts are referred to in the Plan as "Former Chattahoochee Bancorp Plan Accounts." The Committee shall cause to be maintained such sub-accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

         The Committee may from time to time after July 1, 1996 combine a Participant's Former Chattahoochee Bancorp Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

                  (2) Investment of Accounts. The Accounts representing a Participant's interest in the Chattahoochee Bancorp Plan shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

                  (c) Active Participation in the Plan. Each person for whom one or more Accounts are established for the person pursuant to Section 16.27(b)(1) of the Plan because of the person's Chattahoochee Bancorp Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan. The person, however, shall not be entitled to otherwise participate in the Plan except to the extent (if any) provided by the applicable provisions of the Plan other than this Section 16.27.

                  (d) Vesting in Former Chattahoochee Bancorp Plan Accounts. A Participant's Former Chattahoochee Bancorp Plan Accounts shall be fully Vested and nonforfeitable.

                  (e) Distribution of Accounts. While a Participant is in Service, Distributions to the Participant from the Participant's Former Chattahoochee Bancorp Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the Chattahoochee Bancorp Plan had remained in effect.

                  Following separation from Service of a Participant who has any Former Chattahoochee Bancorp Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former Chattahoochee Bancorp Plan Accounts) shall be made when and as provided in Section 7.3 and 7.4 of the Plan. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

                  (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the Chattahoochee Bancorp Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Chattahoochee Bancorp Plan into the Plan. Such designation shall be effective under the Plan from and after July 1, 1996 as designating the

         Beneficiary of all of the Participant's Accounts, including any resulting Former Chattahoochee Bancorp Plan Accounts, unless the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan. (For example, the designation is superseded by a beneficiary designation made by the Participant at the time that the Participant enrolls in the Plan.)"

         2. The following Section 16.28 is added to the Plan effective as of July 1, 1996:

                   "SECTION 16.28. CERTAIN FORMER EMPLOYEES OF COMMERCE FINANCE.
         Pursuant to an Agreement of Purchase and Sale dated May 10, 1996, NationsCredit Financial Services Corporation, which is a Participating Employer ("NationsCredit"), acquired certain branch offices of Commerce Financial Company ("Commerce Finance") on July 1, 1996. In connection therewith, certain employees of Commerce Finance were offered employment with, and became employees of, NationsCredit at the time of the acquisition ("Transferred Commerce Finance Employees"). For purposes of (i) determining when a Transferred Commerce Finance Employee becomes a Participant in the Plan (after becoming a Covered Employee of NationsCredit) and (ii) determining the Transferred Commerce Financial Employee's Vesting Service, the Transferred Commerce Financial Employee will be credited (without duplication) with Months of Service for time prior to July 1, 1996 determined as if Commerce Finance and its affiliates and their predecessor companies had been Participating Employers in the Plan."

         3. The following Section 16.29 is added to the Plan effective as of August 30, 1996:

                   "SECTION 16.29. CERTAIN FORMER EMPLOYEES OF BLUEBONNET SAVINGS BANK. Pursuant to a Purchase of Assets and Liability Assumption Agreement dated April 24, 1996, NationsBank of Texas, N.A., which is a Participating Employer ("NationsBank-Texas"), acquired certain branch offices of Bluebonnet Savings Bank FSB ("Bluebonnet Savings Bank") on August 30, 1996. In connection therewith, certain employees of Bluebonnet Savings Plan were offered employment with, and became employees of, NationsBank-Texas at the time of the acquisition ("Transferred Bluebonnet Employees"). For purposes of (i) determining when a Transferred Bluebonnet Employee becomes a Participant in the Plan (after becoming a Covered Employee of NationsBank-Texas) and (ii) determining the Transferred Bluebonnet Employee's Vesting Service, the Transferred Bluebonnet Employee will be credited (without duplication) with Months of Service for time prior to August 30, 1996 determined as if Bluebonnet Savings Bank and its affiliates and their predecessor companies had been Participating Employers in the Plan."

         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, has caused this Instrument to be executed by its duly authorized officer, as of the day and year first above written.

                                             NATIONSBANK CORPORATION


                                             By:    /s/Ann P. West
                                                  Name:    Ann P. West
                                                  Title:      Vice President

                              SEVENTH AMENDMENT TO
                     THE NATIONSBANK RETIREMENT SAVINGS PLAN

                     (as restated effective January 1, 1993)


         THIS INSTRUMENT is executed as of the 1st day of October, 1996 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";
                              Statement of Purpose
         The NationsBank Retirement Savings Plan (the "Plan") was amended and restated effective January 1, 1993 by Instrument dated December 31, 1992 and further amended by Instruments dated December 31, 1993, December 31, 1994, August 1, 1995, December 31, 1995, January 1, 1996 and June 30, 1996. By this Instrument, NationsBank is amending the Plan to modify the payment procedures following a participant's separation from service. These amendments have been authorized by the Compensation Committee of the Board of Directors of NationsBank, which Compensation Committee has the authority to amend the Plan on behalf of all Participating Employers.
         NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, as subsequently amended, is amended as follows:
         1.       The following subparagraph (d) is added to the end of Section
6.1 of the Plan effective as of October 1, 1996:

                  "(d) Coordination With Distributions Following Separation From Service. Section 7.3(a) of the Plan provides that a Distribution to a Participant following the Participant's separation from Service shall be made based on the Vested balance in the Participant's Accounts determined as of the Valuation Date at the end of the Valuation Period immediately preceding the Valuation Period in which the Participant separates from Service (or, if applicable, the Valuation Date at the end of the Valuation Period immediately preceding the Valuation Period in which the Participant consents to the Distribution) (the "Distribution Valuation Date"). In order to make the Distribution as soon as administratively practicable after the Distribution Valuation Date, (i) no Adjustment shall be made with respect to the Participant's Accounts for any Valuation Period beginning after the Distribution Valuation Date, and (ii) no additional shares of NationsBank Employer Stock shall be credited to the Participant's Accounts with respect to any cash dividends declared or paid after the Distribution Valuation
         Date on shares of NationsBank Employer Stock invested in the Participant's Accounts."

         2. Section 7.3(a) of the Plan is amended effective as of October 1, 1996 to read as follows:
                  " (a) Distributions to Participants. Following a Participant's separation from Service, Distribution of the Vested shares of NationsBank Employer Stock and all other Vested amounts credited to the Participant's Accounts as of the Valuation Date at the end of the Valuation Period immediately preceding the Valuation Period in which the Participant's separation from Service occurs shall be made as soon as practicable following such Valuation Date. If the Participant's total Vested interest in the Plan at the time of Distribution exceeds three thousand five hundred dollars ($3,500), however, Distribution to the Participant may not be made without the Participant's consent before the date on which the Participant attains seventy and one-half (70-1/2) years of age. (See Section 7.1(b) of the Plan.) A Participant whose Distribution is deferred pursuant to the provisions of the preceding sentence and who has not returned to Service may elect to receive Distribution as soon as practicable following the end of any Valuation Period that immediately precedes the Valuation Period during which the Participant provides written notice to the Committee to that effect in accordance with procedures prescribed by the Committee. Distribution during the lifetime of a Participant shall be made only to or for the benefit of the Participant."

         3. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, has caused this Instrument to be executed by its duly authorized officer, as of the day and year first above written.

                                                     NATIONSBANK CORPORATION



                                                     By:    /s/C. J. Cooley
                                                    C. J. Cooley, Executive
                                                    Vice President